STORY

Where Crypto Meets AI:
$IP Strategy

AI-Native Infrastructure for the $80 Trillion IP Economy

Source: World Intellectual Property Organization (WIPO)

Notice to Recipient

The PIPE financing described herein has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. This presentation is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities in the PIPE financing described herein, nor shall there be any offer, solicitation, or sale of any such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Before you invest you should undertake your own diligence regarding Heritage Distilling Holding Company Inc. (Nasdaq: CASK) (the "Company", "CASK", "our" or "us").

This presentation has been prepared solely for, and is being delivered on a strictly private and confidential basis to, a limited number of parties for discussion purposes only and solely for use during the Company's meeting with each such party. By receiving this information, the recipient expressly agrees to (1) maintain the confidentiality of the information herein, (2) to use any such information in accordance with its compliance policies, contractual obligations, and applicable law, including federal and state securities laws, (3) use this presentation for the sole purpose of evaluating the Company and (4) not copy, reproduce, distribute, forward or disclose this presentation or any portion hereof, in whole or in part. Although the Company believes the information contained in this presentation related to the Company is accurate in all material respects, the Company makes no representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained herein. The Company further expressly disclaims any and all liability relating to or resulting from the use of this presentation.

Except where otherwise indicated herein, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date of preparation. Except to the extent required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the information contained in this presentation.

Information regarding past performance by our management team is presented for informational purposes only. You should not rely on the historical record of our management team or their affiliates or any related investment's performance as indicative of future performance of an investment in the Company or the returns the Company will, or is likely to, generate going forward.

The forward-looking statements contained in this presentation are based on our beliefs, assumptions and expectations of future performance, taking into account information currently available to us. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

The Company obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. The Company believes its estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which the Company obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data. This presentation also contains estimates made by independent parties relating to industry market size and other data. These estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight on such estimates. All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and the Company's use hereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property.

This presentation is not intended to form the basis of any investment decision by the recipient. The recipient should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. The recipient should consult its own counsel, tax advisors and financial advisors as to legal and other matters described herein. By reviewing this presentation, the recipient confirms that it is not relying upon the information contained herein to make any decision. This presentation does not purport to be all-inclusive or to contain all of the information that the recipient may require to make any decision.

Tokenizing the $80 Trillion IP Asset Class: Story Foundation Launches Strategic $IP Acquisition Vehicle with Support from Existing Investors Such as a16z

- This transaction establishes a landmark partnership between Heritage Distilling Inc. (Nasdaq: CASK) and Story Foundation (the "Foundation") and its existing investors.
- Story is the only infrastructure purpose-built to tokenize the $80 trillion IP asset class—from cultural franchises to biotech patents to AI-grade datasets. For the U.S. public markets, this is one of the rare triple-a16z-backed crypto plays—alongside Coinbase. Already backed by $140M of investments from top-tier investors like a16z and Polychain, Story supports 100+ apps building on-chain IP use cases. As AI and crypto converge, Story turns IP into the rarest commodity in AI: differentiated, ownable data.
- This deal creates a compounding flywheel for IP investment:
    - Discounted $IP token purchase from the Foundation and its investors
    - Staking yields up to 10% → real, recurring income
    - Public market raises at a premium → accelerating NAV growth
- ~$362 million in combined capital—$100 million in cash / stable coins via PIPE and ~$262 million in $IP from the Foundation and existing investors—will be injected into CASK to execute this strategy.
- The Foundation will use 100% of its cash proceeds received from its token sale to strategically repurchase $IP across public trading venues, reinforcing ecosystem liquidity and price momentum.
- Implied Pro Forma mNAV of 0.72x, providing a compelling entry point into the programmable IP economy.

1) Based on $IP closing price of $6.5516 on 8/8/2025, and CASK at market pricing per NASDAQ of $0.6043 on 8/8/2025

Chapter 1:

The Rise of Crypto Treasury Vehicles, and Next Phase: Partnering with the Foundation to Unlock Discounted $IP



Public-Market Treasury Strategies are on the Rise, and MicroStrategy (MSTR) Proved the Thesis

CoinDesk

MicroStrategy Buys 1,070 BTC, Plans to Raise Up to $2B Through Preferred Stock Offering

CRYPTOCURRENCIES

Companies Are Bingeing on Bitcoin. It Isn't Just MicroStrategy.

By Paul R. La Monica Follow

July 10, 2025, 1:05 pm EDT



MSTR Stock Priced in BTC
Zoom 1m 3m 6m YTD 1y All
Dec 13, 2021 → Jul 11, 2025
0.004
0.002
0.001
0.0008
0.0006
0.0004
Jan... Apr 2022 Jul 2022 Oct 2022 Jan 2023 Apr 2023 Jul 2023 Oct 2023 Jan 2024 Apr 2024 Jul 2024 Oct 2024 Jan 2025 Apr 2025 Jul...

- BTC is up ~1,000% over 5 years
- MSTR stock is up ~3,500%
- 3.5x outperformance vs BTC itself

Source:
https://www.coindesk.com/markets/2025/01/06/micro-strategy-buys-1-070-btc-plans-to-raise-up-to-2-b-through-preferred-stock-offering
https://www.barrons.com/articles/companies-buying-bitcoin-treasury-microstrategy-a0e7010f

The Next Phase of Crypto Treasuries

FOUNDATION DEALS > MARKET BUYS

Next generation treasury strategies build a strategic partnership with the Foundation to leverage:

- Discounted tokens from the Foundation and its close investors
- Dedicated marketing and ecosystem support as a public equity partner of choice from the Foundation and the main development company.

Chapter 2

Story—Unique Exposure at the Intersection of Crypto, AI, and Tokenization



Core Contributors with Extensive AI, IP, and Layer 1 experience

AI: ***Amazon AI, Stanford, Caltech, UT Austin, NASA*** research experience
IP: IP companies exits to *Kakao* and *IAC* for ***> $480m in total***
L1 + Infra: Founding VPE at *Harmony*, Marketing from ***ZKsync***



SY Lee
Co-founder / CEO

Founder & CEO of Radish (platform for serialized fiction); ex-GSO of Kakao Entertainment

$440M exit to Kakao in 2021



Andrea Muttoni
CPO

Head of Dev Rel at Dapper Labs

Lead Technical Evangelist & PM, Amazon AI



Sandeep Chinchali
Chief AI Officer

UT Austin Professor in Computer Science & Robotics
Robotics @ NASA JP Lab

Stanford PhD in CS: AI & Distributed Systems, Caltech BS



Ben Sternberg
CFO DevCo

Founder of Fexy Media (Exit to IAC); ex-Raine

CFO of Radish



Leo Chen
CTO

VP of Engineering at Harmony (Layer 1 blockchain)

Amazon Technical Lead, AWS



Shazia Hasan
VP, Marketing

Marketing Lead at Matter Labs behind ZKsync



Bu Fan
Head of Ecosystem

Former Binance Research / Listing team.

Former Head of Top 5 DEX



Jason Zhao
Co-founder

Formerly Youngest PM at Google **DeepMind**

Stanford; Masters in C.S.

Leading Tech & Crypto VC a16z Led All Three Funding Rounds of the Main Development Company Behind Story and One of the Top Holders of $IP Token.

Total raised

$140M

$80M Series B Led by a16zcrypto
Led 3x; led Seed & Series A

with co-investment from POLYCHAIN CAPITAL

New & Existing Institutions include

ALLIANCE · dao5 · Foresight Ventures · #HASHED · WME / IMG
OKX · NOMAD CAPITAL · SAMSUNG NEXT · MIRANA · stability.ai

CNBC · LIVESTREAM · SIGN IN

TECH

Startup using blockchain to prevent copyright theft by AI is valued over $2 billion after fresh funding

PUBLISHED WED, AUG 21 2024·8:00 AM EDT UPDATED WED, AUG 21 2024·2:39 PM EDT

Ryan Browne
@RYAN_BROWNE_

WATCH LIVE

KEY POINTS

- Story, a technology startup that uses blockchain technology to protect intellectual property, raised $80 million in a round led valuing the firm at $2.25 billion.
- Story, which is backed by Andreessen Horowitz, enables creators to prove they made a piece of content and are the intellectual property owners by storing their IP on its platform.
- Story is trying to tackle a timely problem with its tech — theft of copyrighted media on the internet by powerful generative AI models like OpenAI's GPT.

GOLD ($BTC)

22T

Market Cap

Source: World Gold Council (WIPO)

Intellectual Property

$80T

AI Training Data

Media & Entertainment

Biomedical IP

Brands

There are 3 battlefields in the AI race. The future of AI belongs to those who control the differentiated data—the most valuable form of IP.

MODELS	COMPUTE	DATA/IP
OpenAI ANTHROPIC deepseek	NVIDIA	?
Commodity	**Monopoly**	**Real Moat**

PROBLEM

With the advent of AI, IP is the new gold - it’s only going to get more valuable. And there is fierce competition over the future of IP.

However, current IP systems cannot handle the Internet and AI.



From drug patents and AI training datasets to global brands and iconic franchises, IP is the foundation of the modern economy, especially now driven by AI.

Yet **despite its scale, IP is one of the most illiquid, underutilized, and fragmented asset classes** in the world.

IP remains stuck in a world of pen and paper, PDFs, and lawyers.

There's no scalable system to programmatically license, trace, and monetize IP—until now.


PAPER
PDFS
LAWYERS

Story is building AI-native Infrastructure for $80T IP Economy

Story is a blockchain protocol purpose-built to tokenize IP and make it programmable—from ownership and attribution to licensing and monetization, it powers the infrastructure layer for the $80T+ IP economy—spanning music, media, biomedical patents, and real-world data used in AI workflows.

As AI expands across language, vision, robotics, healthcare, and autonomous systems, Story enables IP-cleared data to be registered, licensed, and monetized on-chain.

From Static IP to AI-Native, Programmable IP Lego

Story transforms intellectual property—creative content, datasets, and pharmaceutical patents—into programmable lego blocks.

Each asset carries embedded rules for ownership, licensing, attribution, and royalties, allowing AI models, developers, and businesses to use, remix, and monetize IP seamlessly.

By creating a global IP graph—an on-chain network of rights, provenance, and monetization—Story unlocks:

- Rights-cleared AI training workflows
- Automated revenue sharing
- Frictionless licensing at machine scale
- Liquidity and tradability for previously static, off-chain IP

This forms the foundation of an AI-native IP economy—where IP is no longer buried in legal contracts, but behaves like a liquid, composable financial primitive.



Story Is Already Powering the $80T IP Economy

stability.ai

crocs

BALMAIN PARIS

SMILEY

adidas


Justin Bieber


BTS


BlackPink


David Goyer

User Traction via Ecosystem Partners Highlights


PUNKLAND

Punkland

1.5M game builders

MAGMA

Magma

4M Creators


GOMBLE
GAMES

Gomble

110 M Game Players

stability.ai

Stability AI

1M+ developers

Over 100 Story-native Ecosystem Apps Have Launched, Raising More Than $100M, With Over 4 Million Monthly Active Wallets Participating In The Ecosystem

Poseidon
$15M
a16z

Ablo
$10M
Polychain, Balenciaga/ Balmain/Crocs/Polo collab

Mahojin
$5M
a16z, previous $260M+ exit serial entrepreneurs

Sekai
$8M
a16z and Hashed, top winner of EthDenver hackathon

Magma
$5M
Bandai Namco, 4M+ users collaborating on IP creation

Allora
$35M
Polychain and Framework, self-improving AI models network)

Fleek.xyz
$25M
Polychain and Coinbase Ventures, AI Agents developer platform and marketplace

Growing Institutional Interest – Grayscale's Top 20 Position

Grayscale @Grayscale

We have updated the Grayscale Research Top 20. The Top 20 represents a diversified set of assets across Crypto Sectors that, in our view, have high potential over the coming quarter. The new assets this quarter are Maple $SYRUP, Geodnet $GEOD, and Story Protocol $IP. All the assets in our Top 20 list have high price volatility and should be considered high risk.

Read the full report: research.grayscale.com/market-comment...

Grayscale Research Top 20
Q2 2025

Name	Ticker	Crypto Sector	Theme(s)	Market Cap ($bn)	Fully Diluted Mkt Cap ($bn)	90d Price Volatility (%)
Bitcoin	BTC	Currencies	Macro/Adoption	1,663.3	1,763.5	52.8
Ethereum	ETH	Smart Contract Platforms	Infrastructure/Tokenization	238.0	238.4	77.4
Solana	SOL	Smart Contract Platforms	Infrastructure	65.3	76.4	112.2
Chainlink	LINK	Utilities & Services	DeFi/Tokenization	8.9	14.0	105.8
Sui	SUI	Smart Contract Platforms	Infrastructure	7.2	22.8	115.2
Hyperliquid	HYPE	Financials	DeFi	5.1	15.2	121.7
Uniswap	UNI	Financials	DeFi/ETH Ecosystem	4.1	6.8	95.9
Aave	AAVE	Financials	DeFi/ETH Ecosystem	2.7	2.9	122.5
Bittensor	TAO	Utilities & Services	AI	2.1	5.2	119.4
Ethena	ENA	Financials	Stablecoins	1.9	5.4	148.8
Story Protocol	IP	Utilities & Services	AI	1.5	5.8	417.3
Optimism	OP	Smart Contract Platforms	Scaling/ETH Ecosystem	1.4	3.7	105.9
Lido DAO	LDO	Utilities & Services	Staking/ETH Ecosystem	0.9	1.0	127.9
Helium	HNT	Utilities & Services	DePIN/SOL Ecosystem	0.6	0.7	115.5
Virtuals Protocol	VIRTUAL	Consumer & Culture	AI/Base Ecosystem	0.5	0.7	181.7
Jito	JTO	Utilities & Services	Staking/SOL Ecosystem	0.7	2.1	112.5
Aerodrome	AERO	Financials	DeFi/Base Ecosystem	0.4	0.8	119.3
Grass	GRASS	Utilities & Services	AI	0.3	1.3	156.0
Maple	SYRUP	Financials	DeFi/Tokenization	0.1	0.2	134.2
Geodnet	GEOD	Utilities & Services	DePIN	0.1	0.3	84.9

Note: Shading denotes additions for the upcoming quarter, Q2 2025. Source: Artemis, Grayscale Investments. Data as of March 23, 2025. For illustrative purposes only. Assets subject to change. Grayscale, its affiliates, and clients may maintain positions in the digital assets discussed here. All the assets in our Top 20 list have high price volatility and should be considered high risk.

This content does not constitute a recommendation or take into account the particular investment objectives, financial situations, or needs of investors.

8:35 AM · Mar 26, 2025 · **292.1K** Views

GRAYSCALE®

3. **Story (IP):** Story Protocol is attempting to tokenize the $70 trillion intellectual property (IP) market. In the age of AI, proprietary IP is being used to train AI models, leading to claims of copyright infringement and massive lawsuits such as *The New York Times* vs. OpenAI. By bringing IP on-chain, Story would enable companies to monetize usage of their IP in AI model training while allowing any individual to invest in, trade, and earn royalties from IP. Story has already brought Justin Bieber and BTS songs on-chain and recently launched its IP-focused blockchain and token in February.[10]

Source: **Grayscale Research Insights: Crypto Sectors in Q2 2025** https://research.grayscale.com/market-commentary/grayscale-research-insights-crypto-sectors-in-q2-2025

[10] Source: https://www.namecoinnews.com/k-pop-band-bts-tokenizes-story-protocol/

Story 2.0
Roadmap & Comp

Traditional IP Tokenization

MUSIC

FASHION

SPORTS

Customers Exploring Real-world Data IP Tokenization

TESLA

HYUNDAI

NVIDIA



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S.Y. Lee
STORY CEO AND CO-FOUNDER
BIO
Bloomberg Tech
POSEIDON RAISES $15M SEED ROUND
CRYPTOCURRENCY - CRYP<GO>
COINS
XBT 119045.01 +2054.19 1.82%
XET 3726.968 -30.943 0.83%
XLC 116.378 +1.070 0.93%
XRP 3.5274 +0.0039 0.14%
XBN 520.12 +1.68 0.32%
XDH 25.039 +0.023 0.13%
XEO 0.5960 +0.0053 0.94%
XTH 24.543 +0.853 3.63%
XMR 324.040 +6.555 2.13%
XZC 43.254 -0.811 1.83%
DOW +40.04 44363.11 0.09%
S&P 500 -7.79 6297.81 0.12%
NASDAQ -101.45 20872.72 0.48%
RUS 2K +10.71 2241.84 0.48%
TSX +23.03 27340.03 0.08%
VIX +0.24 16.89 1.44%
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$IP Strategy Gives Unique Exposure at the Intersection of Crypto, AI, and RWA/Tokenization.


Crypto
$IP
AI
RWA
Tokenization

FDV (Fully Diluted Valuation) Market Comps

Story remains undervalued relative to its peer layer ones who are playing yet another faster blockchain narrative.

SOLANA	BNB	SUI	TRON	AVALANCHE
$90B-110B	$90B-100B	$30B-40B	$25B-35B	$10B-20B

Source: Recent Coinmarketcap Figures

Chapter 3

$IP Strategy — The Most Efficient Way to Accumulate $IP and Compound Exposure



Structural Alpha: Foundation Partnership Enables Discounted $IP Accumulation

Tokens acquired at a **meaningful discount to market**, creating **instant NAV uplift.**

Discount **amplifies effective staking yield** vs spot token purchases.

100% of cash proceeds the Foundation receives from its token sale will be used to strategically repurchase $IP


Acquire $IP at discount from the Foundation
Foundation may **buyback $IP +** Pubco **stakes $IP**
Token appreciation + Earn amplified effective **yield**
Increase NAV / per-share value
Raise capital at premium

Long-Term Staking Turns $IP into a Compounding Yield Engine

Base APY

50% of $IP

APY (540 Day Lock)

50% of $IP

Blended APY

10.275%

APY Comparison (Against SOL & ETH)

$IP (Blended)

10.275%

Solana (SOL)

~7.0-8.0%

Ethereum (ETH)

~3.0-4.5%

Story token staking turns treasury holdings into a productive asset:

- **6.85% APY** on 50% of tokens staked on a rolling flexible basis
- **13.70% APY** on 50% of tokens staked over 540 days
- Staking conducted via a **wholly owned validator**, reducing external fees and maximizing net yield
- This blended APY is significantly higher than Sol's 7 - 8% and Eth's 3 - 4%.
- Rewards can be reinvested or used to fund operations without selling principal

~$82M Buyback + ~$344M Token Contribution Represents a Significant Share of the current ~$1.9B Unlocked Market Cap

The raise represents a **material share of Story's liquid market cap**:

- ~$1.9B **unlocked market cap**, mostly held by long-term aligned stakeholders
- ~$6.5B **fully diluted valuation**

Unlike previous BTC/ETH/SOL treasury vehicles—where capital raised was marginal relative to market cap—this vehicle is positioned to drive **real price momentum:**

- **A $100M raise will potentially have a meaningful impact**

The Foundation will use 100% of proceeds to repurchase $IP, creating direct and sustained buy pressure

This strategy is expected to create:

- **Float compression in an illiquid market**
- **Immediate NAV uplift from discounted entry**
- **$IP-per-share accretion amplified by reflexive token repricing**

1) Based on $IP closing price of $6.5516 on 8/8/2025

Supporting Web3 Advisors, Board Members, and Executive



SY Lee
Special Adviser &
Advisory Board Chairman

Co-founder & CEO of PIP Labs (Main Development Entity behind Story Blockchain)

Founder & CEO of Radish (Platform for serialized fiction); ex-GSO of Kakao Entertainment

$440M exit to Kakao in 2021



Phil Blows
Chief Investment Officer

Co-founder & CIO of Mosaic Capital Inc (Digital Asset Fund Management), AQRU (Digital Asset Yield platform, exit via SPAC) & B2 Capital Management (Alternative Asset Adviser)



Ben Sternberg
Strategic Finance Adviser

Founder of Fexy Media (Exit to IAC); ex-Raine

CFO of Radish



Ravi Kaza
Special Adviser

CIO at Arrington

VP of Pequot Capital Management

Former MD at Duquesne Capital Management

Founder Seasons Capital Management



Scott Trowbridge
Board Nominee

VP of Business Development & Partnerships at Stability AI

Former Director of Business Development at Circle

Former Chief Commercial Officer at Blockswap

Former Head of WeWork Fintech & Blockchain Labs



Erick Zhang
Board Nominee

Founding partner of Nomad Capital

Former Head of Research at Binance

Former CEO of CoinMarketCap



David Lee
Board Nominee

Founding Member & CSO of Poseidon (Story's Scale AI Incubation Project)

Early Google exec

Co-founder of XG Ventures, SLVC

Chief Corp Dev. Officer at 451 Media

Chapter 4

Deal Terms



Heritage Distilling (NASDAQ: CASK) Overview

- Most-awarded craft distillery in North America *ten years in a row* out of 3,000+ distilleries
- First to go public on NASDAQ
- First to adopt crypto-currency strategy, including taking crypto as a form of payment

Key Management



Justin Stiefel
CEO & Director

- Co-Founder
- Chemical Engineer and Attorney
- 13 Years – United States Senate Chief of Staff, Attorney & Consultant
- 24 years licensed attorney (AK, WA, DC)

Key Directors



Troy Alstead
Ind. Director

- Former CFO Starbucks (24 years)
- Director – Harley Davidson
- Director – Levi's
- CASK Audit Cmte Chair



Matt Swan
Ind. Director

- Globally recognized Chief Technology Officer: Citibank, Booking.com, StubHub
- Global payments platforms – Amazon, NuBank, Payfare
- Currencies & Banking
- AI & Big Data
- Current Tech & Crypto Cmte Chair

Transaction Summary - $100MM PIPE

Transaction Overview	
Issuer	Heritage Distilling Inc. (CASK)
Offering	Up to $100M Equity PIPE
Transaction mNAV	0.72x
Use Of Proceeds	Purchase of $IP Token, General Corporate Purposes including debt repayment, and working capital
Lock-Up	• No lockup for PIPE investors • 90 Day lockup for Foundation, Directors and Officers and 10%+ Shareholders • Core Contributor lockup until Feb 13 2026
Registration Rights	CASK will use commercially reasonable efforts to have the Shares registered for resale on a Form S-1 to be filed after closing
Foundation Discount	$3.40 Token Purchase Price (~48% discount)
Placement Agents	Cantor Fitzgerald, Roth Capital Partners

Sources & Uses ($M)	
Sources of Funds	
PIPE Issuance	$ 100,000,000
Story Core Contributor Token Contribution (20% Discount)	$ 65,900,000
Story Investor and Advisor Token Contribution	$ 19,200,000
Story Foundation Token Contribution	$ 176,400,000
Total Sources	$ 361,500,000
Uses of Funds	
Purchase of Story Tokens	$ 343,900,000
Corporate Treasury	$ 11,400,000
Fees and Expenses	$ 6,200,000
Total Uses of Funds	$ 361,500,000

1) Based on $IP closing price of $6.5516 on 8/8/2025, and CASK at market pricing per NASDAQ of $0.6043 on 8/8/2025

$IP Token Acquisition Overview

1) CASK purchases unlocked $IP from Foundation ($3.40 per Token)

2) Foundation acquires CASK shares / warrants for unlocked $IP (~48% discount)

3) Core contributors acquire CASK shares for $IP (20% discount)

4) $IP Holders acquire CASK shares for unlocked $IP

CASK TO ACQUIRE ~52.5MM $IP IN TOTAL WITH MARKET VALUE OF ~$343.9MM

1) Based on $IP closing price of $6.5516 on 8/8/2025, and CASK at market pricing per NASDAQ of $0.6043 on 8/8/2025

Transactions Between Story Foundation and CASK

1) CASK purchases unlocked $IP from Foundation
2) Foundation acquires CASK shares / pre-funded warrants for unlocked $IP


Foundation
$82.4MM
~39.5MM IP TOKENS
~85.9MM Shares / Pre-Funded Warrants
CASK

1) Based on $IP closing price of $6.5516 on 8/8/2025, and CASK at market pricing per NASDAQ of $0.6043 on 8/8/2025

Calculating $IP Acquisitions and Asset Value

PIPE Proceeds, net:
~$82.4mm

↓

Cash Purchase:	Foundation In-Kind:	Core Contributor:	Investors:
~24.2mm tokens	~15.3mm tokens	~10.1mm tokens	~2.9mm tokens

=

Total Tokens: ~52.5mm

~52.5mm Tokens × Token Price: $6.5516 = Token Asset Value: ~$343.9m

1) Based on $IP closing price of $6.5516 on 8/8/2025, and CASK at market pricing per NASDAQ of $0.6043 on 8/8/2025

Pro Forma Ownership at Issuance

	Shares (M)	Percent
CASK Shares	30.2	7.3%
Common PIPE	165.5	40.2%
Story Investor Token Contribution	31.7	7.7%
Story Core Contributor Contribution Shares	87.3	21.2%
Story Foundation	85.9	20.8%
Incentive & Advisory Shares	11.4	2.8%
Total	~412.0	100.0%



Incentive and Advisory Shares
2.8%
CASK
7.3%
Story Foundation
20.8%
Common PIPE
40.2%
21.2%
Story Core Contributor Contribution Shares
7.7%
Story Investor Token Contribution

1) Based on $IP closing price of $6.5516 on 8/8/2025, and CASK at market pricing per NASDAQ of $0.6043 on 8/8/2025

Pro Forma Ownership at $1.00 Per Share

	Shares (M)	Percent
CASK Shares	30.2	7.2%
Common PIPE	165.5	39.4%
Story Investor Token Contribution	31.7	7.6%
Story Core Contributor Contribution Shares	87.3	20.8%
Story Foundation	85.9	20.5%
Incentive & Advisory Shares	15.3	3.6%
Restructuring Incentive Shares	4.0	1.0%
Total	~419.8	100.0%



Incentive and Advisory Shares
3.6%
Restructuring Incentive Shares
1.0%
CASK
7.2%
Story Foundation
20.5%
Common PIPE
39.4%
20.8%
Story Core Contributor Contribution Shares
7.6%
Story Investor Token Contribution

1) Based on $IP closing price of $6.5516 on 8/8/2025, and CASK at market pricing per NASDAQ of $0.6043 on 8/8/2025
2) For illustrative purposes, assumes (a) the exchange of all Series B Preferred Stock into Common Stock and/or warrants to purchase Common Stock, and (b) the exercise of all options and warrants to purchase Common Stock with an exercise price of $1.00 or less per share that are currently vested and exercisable or will become vested and exercisable upon the Common Stock closing at $1.00 per share. Please see Schedule 4(1) of the Disclosure Schedules for details regarding additional securities that are or will be exercisable for or convertible into Common Stock.

Common Equity PIPE Term Sheet

Issue	Common Equity
Execution	Private Placement
Offering Size	$100,000,000
Securities	Common Stock
Purchase Price	$0.6043
Use of Proceeds	Purchase of Story Tokens, Debt Repayment, and Working Capital
Registration Rights	CASK will use commercially reasonable efforts to have the Securities registered for resale on a Form S-1 to be filed after closing
Placement Agents	Cantor Fitzgerald, Roth Capital Partners

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